Exhibit 99.1

REPORT OF INDEPENDENT AUDITORS

The Stockholders and Board of Directors

Ultra Petroleum Corp.

We have audited the accompanying statement of revenues and direct operating expenses of the oil and gas properties acquired by the Company from Axia Energy, LLC (the “Uinta Basin Properties”), as described in Note 2, for the year ended December 31, 2012, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of this financial statement in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and direct operating expenses, as described in Note 2, of the Uinta Basin Properties for the year ended December 31, 2012 in conformity with U.S. generally accepted accounting principles.

Use of Incomplete Financial Statement Presentation

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Ultra Petroleum Corp.’s Form 8-K/A, and is not intended to be a complete financial presentation of the Uinta Basin Properties’ revenues and expenses.

/s/ EKS&H LLLP

Denver, Colorado

February 24, 2014

UINTA BASIN PROPERTIES

STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

(in thousands)

Year Ended
December 31, 2012
Revenues	$4,658
Direct operating expenses	2,122

Revenues in excess of direct operating expenses	$2,536

See accompanying notes.

UINTA BASIN PROPERTIES

NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES (CONT’D)

1. The Properties

On December 12, 2013, a wholly owned subsidiary of Ultra Petroleum Corp. (the “Company” or “Ultra”) completed its previously-announced acquisition of oil-producing properties and undeveloped acreage located in the Three Rivers Field in Uintah County, Utah (the “Uinta Basin Properties”) from Axia Energy, LLC for a contract price of $652.0 million, subject to customary adjustments. The effective date of the transaction was October 1, 2013. After customary effective-date adjustments and closing adjustments, the adjusted purchase price was $649.8 million and is subject to further post-closing adjustments. The Uinta Basin Properties consist primarily of a 100% operated working interest in the Three Rivers Field and undeveloped acreage. All of these properties referred to above are located in northeastern Utah in the United States and began producing in May 2012.

2. Basis of Presentation

The accompanying audited statement (the “financial statement”) includes revenues from oil production and direct operating expenses associated with the Uinta Basin Properties. For purposes of this statement, all properties identified in the purchase and sale agreement between the Company and Axia Energy, LLC (“Axia”) are included herein. Revenues and direct operating expenses are presented on the accrual basis of accounting and were derived from Axia’s historical accounting records. During the period presented, the Uinta Basin Properties were not accounted for as a separate division or legal entity by Axia; therefore certain costs including, but not limited to, depreciation, depletion and amortization, accretion of asset retirement obligations, general and administrative expenses, interest and corporate income taxes were not allocated to the individual properties. Accordingly, full separate financial statements prepared in accordance with generally accepted accounting principles are not presented because the information necessary to prepare such statements is neither readily available on an individual property basis nor practicable to obtain in these circumstances. As such, the financial statement is not intended to be a complete presentation of the operating results of the Uinta Basin Properties and is not indicative of the financial condition or results of the operation of the Uinta Basin Properties going forward due to the changes in the business and the omission of various operating expenses as described above. The historical statement of revenues and direct operating expenses of the Uinta Basin Properties is presented in lieu of the full financial statements required under Item 3-05 of Securities and Exchange Commission (“SEC”) Regulation S-X.

Revenue Recognition – Oil revenues are recognized when production is sold to purchasers at a fixed or determinable price, when delivery has occurred and title has transferred, and when collectability is reasonably assured. Revenues are reported net of overriding royalties, other royalties and other revenue interest due to third parties.

Direct Operating Expenses – Direct operating expenses are recognized when incurred and are working interest expenses related to the Uinta Basin Properties. Direct operating expenses include lease operating expenses, severance and ad valorem taxes, well repair expenses, maintenance expenses, and other direct operating expenses. The Company accounts for oil and natural gas sales using the “entitlements method.” Under the entitlements method, revenue is recorded based upon the Company’s ownership share of volumes sold, regardless of whether it has taken its ownership share of such volumes. The Company records a receivable or a liability to the extent it receives less or more than its share of the volumes and related revenue. Any amount received in excess of the Company’s share is treated as a liability. If the Company receives less than its entitled share, the underproduction is recorded as a receivable.

3. Subsequent Events

Subsequent events have been evaluated for recognition and disclosure through February 24, 2014, the date the financial statement was available to be issued.

4. Oil and Gas Reserve Estimation Process (unaudited)

The reserve estimates as of December 31, 2012 were derived using reserve estimates as of December 31, 2013 and adding back production (rolled back) to estimate the reserve quantities, as this method was deemed to provide better estimates based on information currently available. No adjustments were made for revisions, extensions, discoveries or prices as such information was not available. The reserve estimates as of December 31, 2013 were determined from internally prepared reserve reports. Reserves are assessed for economic value, as only reserves estimated to be economically producible were included. The prices used for this assessment were developed using authoritative guidance and were based on the historical twelve-month unweighted average of the first-day-of-the-month prices. The average price was adjusted for quality, transportation fees and regional price differences. The adjusted weighted-average commodity price used in the economic assessment for the reserve estimates as of December 31, 2013 was $73.65 per barrel of oil.

UINTA BASIN PROPERTIES

NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES (CONT’D)

5. Supplemental Oil and Gas Disclosures (unaudited)

The following tables summarize the net ownership interest in the estimated proved reserves and the standardized measure of discounted future net cash flows (“standardized measure”) related to the proved reserves for the Uinta Basin Properties. The components of the standardized measure were determined in accordance with the authoritative guidance of the Financial Accounting Standards Board (“FASB”) and the SEC.

There are numerous uncertainties in estimating quantities of proved reserves, which incorporate estimates of the future rates of production, the timing of development expenditures and other assumptions. The following reserve data represent estimates only and are inherently imprecise and may be subject to substantial revisions as additional information becomes available, such as reservoir performance, additional drilling, technological advancements and other factors. Decreases in the prices of oil could have an adverse effect on reserve volumes and discounted future net cash flows related to the proved reserves. Similarly, the standardized measure incorporates various assumptions such as prices, costs, production rates and discount rates that are inherently imprecise. Actual results could be materially different and the results may not be comparable to estimates disclosed by other oil and gas companies.

All prices are held constant through the forecast production period. The standardized measure of discounted cash flows as of December 31, 2012 and the changes between periods were derived from these estimated reserve amounts and data from Axia’s and the Company’s records. Changes in the standardized measure were computed using data that could be reasonably obtained or estimated.

Proved Reserves

Proved reserves are estimated quantities of oil and natural gas which geological and engineering data demonstrate, with reasonable certainty, to be recoverable in future years from known reservoirs under existing economic and operating conditions (i.e., prices and costs) existing at the time the estimate was made. Proved developed reserves are proved reserves that can be expected to be recovered through existing wells and equipment in place and under operating methods being utilized at the time the estimates were made. All of the reserves are located in the Uinta Basin in northeastern Utah in the United States.

The following table sets forth estimated net quantities of the proved oil reserves. The estimated net quantities were derived from internally prepared reserve reports as of December 31, 2013 and rolled back for production. No adjustments were made for revisions, extensions and discoveries due to lack of available information.

		Natural	Total Oil and Natural
	Oil	Gas	Gas
	(MBbls)	(MMcf)	(MMcfe)
Proved Reserves as of December 31, 2011	—	—	—
Extensions, discoveries and additions	1,198	—	7,188
Production	(155)	—	(930)

Proved Reserves as of December 31, 2012(1)	1,043	—	6,258

(1)	All of the proved reserves for the period ended December 31, 2012 were classified as proved developed reserves.

Volume measurements:

MBbls - thousand barrels of crude oil	MMcfe - million cubic feet equivalent

MMcf - million cubic feet of natural gas

UINTA BASIN PROPERTIES

NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES (CONT’D)

Standardized Measure

The standardized measure is the estimated future net cash inflows from estimated proved reserves less estimated future production and development costs, estimated plugging and abandonment costs, estimated income taxes and a discount factor. Production costs do not include depreciation, depletion and amortization of capitalized acquisition and exploration costs. Future cash inflows represent expected revenues from production of period-end quantities of estimated proved reserves based on the historical twelve-month unweighted average of the first-day-of-the-month prices and any fixed and determinable future price changes provided by contractual arrangements in existence at year end. The average price was adjusted for quality, transportation fees and regional price differences. Price changes based on inflation, federal regulatory changes and supply and demand are not considered. For the year ended December 31, 2012, the average crude oil price utilized in the standardized measure to estimate future revenues was $71.98 per barrel.

Estimated future production costs were based on historical costs. Such costs include, but are not limited to, severance and ad valorem taxes and direct operating expenses. Inflation and other anticipatory costs were not considered.

Other costs, such as development costs, plugging and abandonment costs and income taxes, were based on incurred costs and internal estimates. Estimated future net cash flows were discounted to their present values based on a 10% annual discount rate.

The standardized measure does not purport, nor should it be interpreted, to present the fair market value of the proved reserves. These estimates reflect estimated proved reserves only and ignore, among other things, future changes in prices and costs, revenues that could result from probable reserves which could become proved reserves in the future, and the risks inherent in reserve estimates. Accordingly, the estimates of future net cash flows from proved reserves and the present value thereof may not be materially correct when judged against actual subsequent results. Further, since prices and costs do not remain static, and no price or cost changes have been considered, the results are not necessarily indicative of the fair market value of estimated proved reserves, and the results may not be comparable to estimates disclosed by other oil and gas producers. In addition, the standardized measure incorporates estimates using a combination of data from the Company’s and Axia’s records which could be reasonably obtained, but this computation process may contain inconsistencies.

The standardized measure of discounted future net cash flows relating to estimated proved reserves is as follows (in thousands):

Year Ended December 31, 2012
Standardized Measure
Future cash inflows(1)	$75,027
Future costs:
Production(1)	(32,434)
Asset retirement(2)	(612)
Income taxes(3)	—

Future net cash inflows before 10% discount	41,981
10% annual discount factor	(13,992)

Standardized measure	$27,989

UINTA BASIN PROPERTIES

NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES (CONT’D)

Changes in the standardized measure of discounted cash flows relating to proved reserves are as follows (in thousands):

Year Ended December 31, 2012
Summary of Changes in Standardized Measure
Standardized measure, beginning of year	$—
Sales and transfers of oil produced, net of production costs(4)	(2,536)
Accretion of discount(5)	—
Income taxes(3)	—
Extensions, discoveries and additions(5)	30,525

Net increase in standardized measure	27,989

Standardized measure, end of year	$27,989

The standardized measure of discounted future cash flows (discounted at 10%) as of the beginning of the period and the changes during the period were developed as follows:

(1)	Cash inflows and production costs were estimated using reserve volumes from December 31, 2013 and rolled back for production to December 31, 2012. Prices and production cost estimates for the applicable period were derived from Axia’s records and applied to these rolled back reserves to estimate cash inflows and outflows
(2)	Asset retirement and other expenditures were derived from internal estimates.
(3)	Tax basis exceeds future income.
(4)	Sales and transfers were based on historical production data provided by Axia.
(5)	The Uinta Basin Properties began producing during 2012.

UINTA BASIN PROPERTIES

UNAUDITED INTERIM STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

(in thousands)

	Nine Months Ended September 30,
	2013	2012
Revenues	$28,386	$2,034
Direct operating expenses	6,063	969

Revenues in excess of direct operating expenses	$22,323	$1,065

See accompanying notes.

UINTA BASIN PROPERTIES

UNAUDITED INTERIM STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

1. The Properties

On December 12, 2013, a wholly owned subsidiary of Ultra Petroleum Corp. (the “Company” or “Ultra”) completed its previously-announced acquisition of oil-producing properties and undeveloped acreage located in the Three Rivers Field in Uintah County, Utah (the “Uinta Basin Properties”) from Axia Energy, LLC for a contract price of $652.0 million, subject to customary adjustments. The effective date of the transaction was October 1, 2013. After customary effective-date adjustments and closing adjustments, the adjusted purchase price was $649.8 million and is subject to further post-closing adjustments. The Uinta Basin Properties consist primarily of a 100% operated working interest in the Three Rivers Field and undeveloped acreage. All of these properties referred to above are located in northeastern Utah in the United States.

2. Basis of Presentation

The accompanying unaudited statements (the “financial statements”) include revenues from oil production and direct operating expenses associated with the Uinta Basin Properties. For purposes of this statement, all properties identified in the purchase and sale agreement between the Company and Axia Energy, LLC (“Axia”) are included herein. Revenues and direct operating expenses are presented on the accrual basis of accounting and were derived from Axia’s historical accounting records. During the period presented, the Uinta Basin Properties were not accounted for as a separate division or legal entity by Axia; therefore certain costs including, but not limited to, depreciation, depletion and amortization, accretion of asset retirement obligations, general and administrative expenses, interest and corporate income taxes were not allocated to the individual properties. Accordingly, full separate financial statements prepared in accordance with generally accepted accounting principles are not presented because the information necessary to prepare such statements is neither readily available on an individual property basis nor practicable to obtain in these circumstances. As such, the financial statements are not intended to be a complete presentation of the operating results of the Uinta Basin Properties and are not indicative of the financial condition or results of the operations of the Uinta Basin Properties going forward due to the changes in the business and the omission of various operating expenses as described above. The historical statement of revenues and direct operating expenses of the Uinta Basin Properties is presented in lieu of the full financial statements required under Item 3-05 of Securities and Exchange Commission (“SEC”) Regulation S-X.

Revenue Recognition – Oil revenues are recognized when production is sold to purchasers at a fixed or determinable price, when delivery has occurred and title has transferred, and when collectability is reasonably assured. Revenues are reported net of overriding royalties, other royalties and other revenue interest due to third parties. The Company accounts for oil and natural gas sales using the “entitlements method.” Under the entitlements method, revenue is recorded based upon the Company’s ownership share of volumes sold, regardless of whether it has taken its ownership share of such volumes. The Company records a receivable or a liability to the extent it receives less or more than its share of the volumes and related revenue. Any amount received in excess of the Company’s share is treated as a liability. If the Company receives less than its entitled share, the underproduction is recorded as a receivable.

Direct Operating Expenses – Direct operating expenses are recognized when incurred and are working interest expenses related to the Uinta Basin Properties. Direct operating expenses include lease operating expenses, severance and ad valorem taxes, well repair expenses, maintenance expenses, and other direct operating expenses.